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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 20, 1996 in Amendment No. 1 to the Registration Statement (Form S-1 No. 33-78636) and related Prospectus of Leiner Health Products Group Inc. for the registration of 5,000,000 shares of its Common Stock.

                                          /s/ ERNST & YOUNG LLP

ORANGE COUNTY, CALIFORNIA
JUNE 5, 1996